Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated October 21, 2020
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statements of Additional Information of the Funds listed below:
Invesco All Cap Market Neutral Fund
Invesco Select Opportunities Fund
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information (“SAIs”) of the above referenced funds (each a “Fund” and together the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement carefully in conjunction with the Summary Prospectuses, Statutory Prospectuses and SAIs and retain it for future reference.
On October 20, 2020, the Boards of Trustees of AIM Investment Funds (Invesco Investment Funds) and AIM International Mutual Funds (Invesco International Mutual Funds) (the “Boards”) approved a Plan of Liquidation and Dissolution (the “Plan”), which authorizes the termination, liquidation and dissolution of each Fund. In order to effect such liquidation, each Fund will close to investments by new accounts after the close of business on October 22, 2020. Existing shareholders will continue to be able to invest in each Fund until the Fund is liquidated on or about December 22, 2020 (the “Liquidation Date”) as described below. Notwithstanding the foregoing, effective as of the close of business on December 15, 2020, no further purchases or exchanges into either Fund will be accepted as the Fund prepares for liquidation. Shareholders of each Fund may redeem their shares at any time prior to the Liquidation Date. Each Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.
To prepare for the closing and liquidation of the Funds, each Fund’s portfolio managers will likely increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, each Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective. On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. If necessary, each Fund will declare and pay a dividend to distribute to each Fund’s shareholders all of each Fund’s remaining investment company taxable income and all of each Fund’s net capital gain, if any (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax. Alternatively, each Fund may treat the amounts distributed pursuant to the Plan as being paid as dividends as part of the liquidating distributions. The liquidation may be a taxable event to shareholders. Please consult your tax advisor about the potential tax consequences.
At any time prior to the Liquidation Date, shareholders may redeem their shares of a Fund pursuant to the procedures set forth in the prospectus under “Redeeming Shares,” as it may be supplemented. Shareholders who wish to avoid being liquidated out of a Fund altogether may also exchange their shares prior to the Liquidation Date for shares of another Invesco fund, subject to minimum investment account requirements and other restrictions on exchanges as described in the prospectus under “Exchanging Shares,” as it may be supplemented. Any such redemption or exchange of Fund shares for shares of another Invesco fund will generally be considered a taxable event for federal income tax purposes, except for exchanges in a tax-advantaged retirement plan or account. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation and the distribution of such shareholders’ redemption proceeds.
Anthony Munchak no longer serves as a Portfolio Manager of Invesco All Cap Market Neutral Fund. All references to Mr. Munchak in the Invesco All Cap Market Neutral Fund’s Summary and Statutory Prospectuses and SAI are hereby removed.
AIF-AIMF-SUMSTATSAI-SUP
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